--------------------------------------------------------------------------------
                                                    SEMIANNUAL REPORT
--------------------------------------------------------------------------------

      FOR YIELD, PRICE, LAST TRANSACTION,           [T.ROWE PRICE LOGO]
      AND CURRENT BALANCE, 24 HOURS,                FLORIDA INSURED
      7 DAYS A WEEK, CALL:                          INTERMEDIATE
      1-800-638-2587 toll free                      TAX-FREE FUND
      625-7676 Baltimore area
                                                    AUGUST 31, 1995
      FOR ASSISTANCE WITH YOUR EXISTING
      FUND ACCOUNT, CALL:                           [RAM ARTWORK]
      Shareholder Service Center
      1-800-225-5132 toll free
      625-6500 Baltimore area

      T. ROWE PRICE
      100 East Pratt Street
      Baltimore, Maryland 21202

      This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Florida Insured Intermediate Tax-Free Fund.

     [T.ROWE PRICE LOGO]
     FII

--------------------------------------------------------------------------------
  Fellow Shareholders

While stocks have captured most of the headlines so far this year, bonds also delivered strong returns for investors. Bond prices rose and yields fell sharply, although long-term tax-exempt issues trailed their taxable equivalents. Despite the Federal Reserve's ease in July, municipal and taxable bonds gave back some of their gains after revised economic data indicated the economy was not slowing to the extent originally believed.

MARKET ENVIRONMENT
Municipals turned in their strongest performance this year in January and February, when the yield on 30-year AAA general obligation bonds fell to 5.95% from 6.65%. However, during the six months covered in this report, that yield declined by only another 10 basis points to 5.85% compared with an 80-basis-point drop in 30-year Treasury bonds.
    The tax-exempt market's lagging performance relative to Treasuries can be attributed largely to investor concerns about tax reform proposals in Washington (see sidebar on page 2). One effect of this key issue was the divergence between intermediate- and long-term tax-exempt bonds. During the six months ended August 31, bonds maturing in 5 to 10 years provided higher total returns than long-term bonds. The municipal yield curve steepened significantly (short-term yields fell and long-term yields were steady), because investors demonstrated their reluctance to assume the additional risk of buying bonds with long maturities until tax uncertainties are cleared up.
    Florida's economy continued to expand at a steady pace, with payroll employment growing faster than the national rate during the first half. The state's August unemployment rate dropped to 4.6%, tying North Carolina for the lowest among the large industrial states surveyed by the Department of Labor. This low rate was achieved despite above-average population growth, particularly in the central and northeast regions. According to Commerce Department projections, Florida will have the nation's fourth-fastest growth in jobs over the next decade.

------------------------------------------------------
  Municipal Bond and Note Yields

[MUNICIPAL BOND AND NOTE YIELDS CHART]


          30 YEAR    5 YEAR             1 YEAR MOODY'S
           AAA GO    AAA GO    INVESTMENT GRADE 1 NOTE
          -------    ------    -----------------------
 8/94         6.1      4.75                        4.1
              6.2      4.85                       4.25
             6.35      4.95                       4.15
              6.3      4.95                       4.15
              6.5       5.2                        4.2
             6.85       5.5                       4.35
             6.75       5.5                       4.55
              6.6       5.4                       4.85
12/94         6.6       5.4                       4.85
             6.35      5.35                        4.9
              6.2       5.3                        4.9
             6.05       5.1                       4.85
             5.95         5                       4.55
             5.95       4.9                       4.25
 3/95        5.95      4.85                        4.3
             5.85       4.7                       4.45
                6       4.9                        4.3
             5.75       4.6                       4.25
             5.65      4.45                          4
             5.75      4.45                        3.8
 6/95         5.9      4.55                        3.7
             5.75       4.3                       3.65
              5.9      4.35                       3.75
             6.05      4.45                       3.95
 8/95        5.85       4.3                        3.9

------------------------------------------------------
Source: T. Rowe Price Associates

    The pace of bond issuance eased a bit in Florida during the first half, but the modest 3.3% drop from 1994's first half paled beside the 25% national market decline. Since an unusual number of Florida bonds mature in October, this favorable supply trend will soon be met with stronger demand.

PERFORMANCE AND STRATEGY REVIEW
Your fund continued to provide solid results, with the quarter's 1.62% advance bringing the six-month total to 5.35% and the overall year-to-date return to 9.71%. For both fiscal year periods shown on the next page, the fund's performance compared favorably with its Lipper peer group.
    Our strategy at the start of the fund's fiscal year was to maintain a neutral weighted average maturity with a focus on 5- to 10-year maturities. We extended this slightly as signs mounted that the economy was slowing (indeed, the Federal Reserve cut short-term

------------------------------------------------------
  Performance Comparison

                                 Periods Ended
                                    8/31/95
                              --------------------
                              3 Months   6 Months
                              ---------  ---------
Florida Insured Intermediate
  Tax-Free Fund                  1.62%      5.35%
Lipper Florida Intermediate
  Municipal Debt Funds
  Average                        1.61       5.04

------------------------------------------------------

interest rates in early July), but became more cautious as more recent data showed strength in home and automobile sales. Thus, we closed the second fiscal quarter with a somewhat shorter average maturity -- seven years -- than three months earlier.
    Your fund benefited from the sudden spurt in popularity of bonds with maturities under eight years. Investors reacted to the debate on federal tax reform by flocking to short and intermediate maturities, since their prices should be less affected than long-term bonds by tax reform developments. As a result, prices and yields of longer-term bonds became quite appealing. While the tax reform debate is likely to continue influencing the municipal market, we see it as creating investment opportunities we intend to capitalize on. Accordingly, we have been increasing our purchases of 10-year maturities to take advantage of their attractive income and appreciation potential.

OUTLOOK
For the past three months, the 30-year Treasury bond yield has hovered in a range between 6.5% and 7%. While recent economic growth has slowed significantly from last year's rapid pace, it may not have slowed to the extent the Federal Reserve believed when it loosened monetary policy in July. Second quarter GDP, initially reported to have increased by a paltry 0.5% annualized rate, was subsequently revised to 1.1%. Growth in the third and fourth quarters should be closer to the long-term trend of 2.5%.
    Until the economy shows clearer signs of veering from moderate to either slower or more rapid growth, long bond yields are likely to remain close to current levels.

------------------------------------------------------
  Municipal Bonds Hindered by Tax
  Reform Proposals
------------------------------------------------------
 In recent months, proposals for tax reform in Washington have trimmed returns on municipal bonds. Most of these proposals are still in rudimentary form, but they center on the possibility of a flat tax with a low income tax rate and the elimination of taxes on the income from taxable securities. As a result, investors demanded higher yields on long-term tax-exempt issues relative to Treasuries to compensate for the risk that new legislation might reduce the tax advantages of municipals. Tax-exempt securities with short maturities have performed better, because they are less vulnerable to any changes in the tax laws.
  Tax reform discussions could continue to affect the municipal market adversely, but we believe the likelihood of a genuine flat tax is slim. In our experience, the market often overreacts to proposed changes in the tax code, creating periods of market weakness we view as buying opportunities. Accordingly, we have taken advantage of the demand for short-term tax-exempt bonds and have purchased long-term bonds when their yields have approached those of long-term Treasury bonds.

Despite the emerging picture of a rebound in growth, the combination of benign inflation and the growing sense of fiscal responsibility in Washington may reassure the bond market.
    The municipal market is also likely to trade in its range of the past six months, with long-term rates fluctuating between 5.5% and 6.0%. Unless tax reform proposals disappear altogether, we do not expect municipal bonds to outperform Treasuries, and investors may continue to prefer tax - exempt bonds with short maturities. Overall, we anticipate that economic developments will have a greater impact than tax reform proposals on the municipal market.
                Respectfully submitted,
                /s/ WILLIAM T. REYNOLDS
                -----------------------
                William T. Reynolds
                President and Chairman of the
                Investment Advisory Committee

September 20, 1995

--------------------------------------------------------------------------------
  Portfolio Highlights

------------------------------------------------------
  Key Statistics

                                   Periods Ended
          Dividend Yield              8/31/95
---------------------------------- --------------
3 Months*                               4.51%
-------------------------------------------------
6 Months*                               4.61
-------------------------------------------------
SEC 30-Day Yield                        4.31
Dividend Per Share
----------------------------------
3 Months                               $0.12
-------------------------------------------------
6 Months                                0.24
-------------------------------------------------
Change in Price Per Share
----------------------------------
3 Months (From $10.39 to $10.44)       $0.05
-------------------------------------------------
6 Months (From $10.14 to $10.44)        0.30
-------------------------------------------------
Weighted Average Quality**              1.7
-------------------------------------------------
Weighted Average Maturity               7.0 years
-------------------------------------------------
Weighted Average Effective Duration     5.3 years

------------------------------------------------------
 * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** On a T. Rowe Price scale of 1 to 10, with Grade 1 representing highest quality.

------------------------------------------------------
  Average Annual Compound Total Return

Periods Ended August 31, 1995

              Since Inception
 1 Year          (3/31/93)
---------    ------------------
  8.00%            6.31%

------------------------------------------------------

Note: For the above periods ended 6/30/95, the fund's returns were 7.81% and 5.86%, respectively.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

------------------------------------------------------
  Sector Diversification

                                        Percent of
                                        Net Assets
                                         8/31/95
                                        ----------
Prerefunded Bonds                           36%
--------------------------------------------------
Dedicated Tax Revenue                       14
-------------------------------------------------
Air and Sea Transportation Revenue          11
--------------------------------------------------
Water and Sewer Revenue                      9
-------------------------------------------------
Lease Revenue                                8
--------------------------------------------------
Ground Transportation Revenue                6
-------------------------------------------------
General Obligation -- Local                  4
--------------------------------------------------
Nuclear Revenue                              3
-------------------------------------------------
Pooled Loan Revenue                          2
--------------------------------------------------
Solid Waste Revenue                          2
-------------------------------------------------
Hospital Revenue                             1
--------------------------------------------------
Other Assets Less Liabilities                4

------------------------------------------------------

--------------------------------------------------------------------------------
  Portfolio of Investments
  T. Rowe Price Florida Insured Intermediate Tax-Free Fund / August 31, 1995 (Unaudited)
(amounts in thousands)

                                                                                   Amount        Value
                                                                                   ------       -------
FLORIDA -- 88.8%
Broward County, Solid Waste Systems, (MBIA Insured), 5.40%, 7/1/03...........      $ 100        $   105
Charlotte County, Utility, (FGIC Insured),
    6.875%, 10/1/21 (Pre-refunded 10/1/01+)..................................      2,000          2,275
Dade County, (MBIA Insured), Zero Coupon, 2/1/09.............................        250            117
    Aviation, (MBIA Insured), 5.40%, 10/1/03*................................      1,140          1,181
First Florida Gov't. Fin. Corp., (MBIA Insured), VRDN (Currently 3.50%)......      1,100          1,100
Florida Division of Bond Fin., Dept. of Environmental Preservation,
    (AMBAC Insured), 5.50%, 7/1/07...........................................      2,000          2,059
Florida Municipal Power Agency, All-Requirements Power Supply,
  (AMBAC Insured), 6.25%, 10/1/21 (Pre-refunded 10/1/02+)....................      1,700          1,901
    Stanton II Project, (AMBAC Insured), 6.50%, 10/1/20 (Pre-refunded
     10/1/02+)...............................................................      1,230          1,393
Florida State Dept. of Corrections, Okeechobee Correctional, 5.70%, 3/1/01...      1,355          1,429
    5.80%, 3/1/02............................................................      1,005          1,067
Florida Turnpike Auth., (AMBAC Insured), 5.50%, 7/1/03.......................      2,000          2,108
    7.20%, 7/1/11 (Pre-refunded 7/1/01+).....................................      1,500          1,732
    7.125%, 7/1/18 (Pre-refunded 7/1/01+)....................................      1,000          1,151
Gainesville Utilities Systems, 6.40%, 10/1/05................................      1,500          1,649
Gulf Breeze, Local Gov't. Loan Program, (FGIC Insured), VRDN (Currently
  3.55%).....................................................................        140            140
Hillsborough County, Environmentally Sensitive, Lands Acquisition &
  Protection, (AMBAC Insured), 6.20%, 7/1/05.................................      1,485          1,617
Hillsborough County Port Dist., Tampa Port Auth., (FSA Insured), 6.50%,
  6/1/04.....................................................................      2,000          2,207
Hollywood, Water & Sewer, (FGIC Insured), 6.875%, 10/1/21 (Pre-refunded
  10/1/01+)..................................................................      3,100          3,526
Indian Trace Community Dev. Dist., Basin 1 Water Management, 5.50%, 5/1/06...      1,215          1,243
    (MBIA Insured), VRDN (Currently 3.40%)...................................        265            265
    Water Management, (MBIA Insured), 5.50%, 5/1/07..........................        550            560
Jacksonville Beach Utilities, (MBIA Insured), 6.75%, 10/1/20 (Pre-refunded
  10/1/01+)..................................................................        500            566
Jacksonville HFA, Baptist Medical Center, (MBIA Insured), VRDN (Currently
  3.55%).....................................................................        700            700
Lee County School Board, COP, (FSA Insured), 6.30%, 8/1/01...................      2,000          2,168
Manatee County, Public Utilities, (MBIA Insured), 6.75%, 10/1/05.............      2,000          2,292
Orange County, Public Service Tax, (FGIC Insured), 5.60%, 10/1/07............        500            520
    Tourist Dev., (AMBAC Insured), 6.40%, 10/1/05............................      1,000          1,097
Orlando & Orange County Expressway Auth., (FGIC Insured),
    6.50%, 7/1/20 (Pre-refunded 7/1/00+).....................................      1,460          1,619
Orlando Utilities Commission, Water & Electric,
    6.50%, 10/1/20 (Pre-refunded 10/1/01+)...................................      1,385          1,557
Palm Beach County, GO, 6.875%, 12/1/03.......................................        325            373
    Airport System, (MBIA Insured), 7.50%, 10/1/00...........................      2,215          2,490
    School Dist., GO, (FGIC Insured), 4.90%, 8/1/02..........................      1,000          1,021
Pensacola, Sales & Excise Tax, (MBIA Insured), 6.40%, 10/1/99................      1,550          1,674
Reedy Creek Improvement Dist., (MBIA Insured),
    6.50%, 10/1/16 (Pre-refunded 10/1/01+)...................................      1,000          1,116
    GO, (MBIA Insured), 6.375%, 6/1/05.......................................        500            540
    Utility, (MBIA Insured), 6.25%, 10/1/11 (Pre-refunded 10/1/01+)..........      1,500          1,656

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                                   Amount        Value
                                                                                   -----         -----
Sarasota County, Utility Systems, (FGIC Insured), 5.70%, 10/1/01.............      $ 500        $   532
St. Augustine, Water & Sewer, (AMBAC Insured),
    10.375%, 10/1/04 (Pre-refunded 10/1/95+).................................        100            101
-------------------------------------------------------------------------------------------------------
MARYLAND -- 2.0%
Northeast Maryland Waste Disposal Auth., Southwest Resource Recovery Fac.,
  (MBIA Insured), 7.10%, 1/1/03..............................................      1,000          1,132
-------------------------------------------------------------------------------------------------------
NEW JERSEY -- 1.4%
New Jersey Economic Dev. Auth., Market Transition Fac.,
  (MBIA Insured), 5.70%, 7/1/05..............................................        750            789
-------------------------------------------------------------------------------------------------------
NEW YORK -- 2.1%
New York State Urban Dev. Corp., COP, 7.75%, 1/1/14 (Pre-refunded 1/1/00+)...      1,000          1,148
-------------------------------------------------------------------------------------------------------
VIRGINIA -- 1.9%
Chesapeake Bay Bridge & Tunnel Dist., (FGIC Insured), 5.30%, 7/1/03..........      1,000          1,035
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 96.2% OF NET ASSETS (COST $50,931)........                   $52,951
-------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES................................................                     2,073
                                                                                                -------
NET ASSETS...................................................................                   $55,024
                                                                                                =======

--------------------------------------------------------------------------------

       *   Interest subject to alternative minimum tax
       +   Used in determining portfolio maturity
   AMBAC   AMBAC Indemnity Corp.
     COP   Certificates of Participation
    FGIC   Financial Guaranty Insurance Company
     FSA   Financial Security Assurance Corp.
      GO   General Obligation
     HFA   Health Facility Authority
    MBIA   Municipal Bond Investors Assurance Corp.
    VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Statement of Assets and Liabilities
T. Rowe Price Florida Insured Intermediate Tax-Free Fund / August 31, 1995 (Unaudited)
(in thousands)

ASSETS
Total investments in securities, at value (cost $50,931)..........................        $52,951
Receivable for investment securities sold.........................................          1,637
Other assets......................................................................          1,605
                                                                                          -------
Total assets......................................................................         56,193

LIABILITIES

Total Liabilities.................................................................          1,169
                                                                                          -------
NET ASSETS........................................................................        $55,024
                                                                                          =======
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions.........................           (749)
Net unrealized gain (loss)........................................................          2,020
Paid-in-capital applicable to 5,270,882 no par value shares of beneficial interest
  outstanding; unlimited number of shares authorized..............................         53,753
                                                                                          -------
NET ASSETS........................................................................        $55,024
                                                                                          =======
NET ASSET VALUE PER SHARE.........................................................         $10.44
                                                                                           ======

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Statement of Operations
T. Rowe Price Florida Insured Intermediate Tax-Free Fund / Six Month Ended August 31, 1995 (Unaudited)
(in thousands)

INVESTMENT INCOME
Interest income....................................................................        $1,390
                                                                                           ------
Expenses
  Investment management............................................................            65
  Custody and accounting...........................................................            46
  Shareholder servicing............................................................            39
  Legal and audit..................................................................             4
  Trustees.........................................................................             3
  Prospectus and shareholder reports...............................................             1
  Registration.....................................................................             1
  Miscellaneous....................................................................             2
                                                                                           ------
  Total expenses...................................................................           161
                                                                                           ------
Net investment income..............................................................         1,229
                                                                                           ------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Securities.......................................................................           348
  Futures..........................................................................            (7)
                                                                                           ------
  Net realized gain (loss).........................................................           341
Change in net unrealized gain or loss on securities................................         1,185
                                                                                           ------
Net realized and unrealized gain (loss)............................................         1,526
                                                                                           ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..................................        $2,755
                                                                                           ======

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Statement of Changes in Net Assets
T. Rowe Price Florida Insured Intermediate Tax-Free Fund (Unaudited)
(in thousands)

                                                                Six Months Ended         Year Ended
                                                                  Aug. 31, 1995         Feb. 28, 1995
                                                               ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
  Net investment income....................................          $ 1,229               $ 1,783
  Net realized gain (loss).................................              341                (1,093)
  Change in net unrealized gain or loss....................            1,185                   946
                                                                  ----------            ----------
  Increase (decrease) in net assets from operations........            2,755                 1,636
                                                                  ----------            ----------
Distributions to shareholders
  Net investment income....................................           (1,229)               (1,783)
  Net realized gain........................................               --                   (73)
                                                                  ----------            ----------
  Decrease in net assets from distributions................           (1,229)               (1,856)
                                                                  ----------            ----------
Capital share transactions*
  Shares sold..............................................           13,293                37,576
  Distributions reinvested.................................              832                 1,327
  Shares redeemed..........................................          (12,549)              (24,629)
                                                                  ----------            ----------
  Increase (decrease) in net assets from capital share
    transactions...........................................            1,576                14,274
                                                                  ----------            ----------
Increase (decrease) in net assets..........................            3,102                14,054

NET ASSETS
Beginning of period........................................           51,922                37,868
                                                                  ----------            ----------
End of period..............................................          $55,024               $51,922
                                                                  ==========            ==========
--------------------------------------------------------------------------------------------------------
* Share information
  Shares sold..............................................            1,292                 3,796
  Distributions reinvested.................................               81                   133
  Shares redeemed..........................................           (1,223)               (2,486)
                                                                  ----------            ----------
  Increase (decrease) in shares outstanding................              150                 1,443
                                                                  ==========            ==========
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Notes to Financial Statements
T. Rowe Price Florida Insured Intermediate Tax-Free Fund / August 31, 1995 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
T. Rowe Price State Tax-Free Income Trust (the Trust) is registered under the Investment Company Act of 1940. The Florida Insured Intermediate Tax-Free Fund (the fund), a non-diversified, open-end management investment company, is one of the portfolios established by the Trust.

A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.
    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

B) Premiums and Discounts - Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on an identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities, other than short-term securities, aggregated $22,967,000 and $22,367,000, respectively, for the six months ended August 31, 1995.

NOTE 3 - FEDERAL INCOME TAXES
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $532,000, which expire in 2003. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.
    At August 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $50,931,000 and net unrealized gains aggregated $2,020,000, all of which related to appreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $13,000 was payable at August 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.05% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe-Price Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At August 31, 1995, and for the six months then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

--------------------------------------------------------------------------------

    Under the terms of the investment management agreement, the Manager is required to bear any expenses through February 28, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 1999, the fund is required to reimburse the Manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $40,000 of management fees were not accrued by the fund for the six months ended August 31, 1995. Additionally, $277,000 of unaccrued fees and expenses related to a previous expense limitation are subject to reimbursement through February 28, 1997.
    In addition, the fund has entered into agreements with the Manager and a wholly owned subsidiary of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $64,000 for the six months ended August 31, 1995, of which $13,000 was payable at period-end.

--------------------------------------------------------------------------------
  Financial Highlights
T. Rowe Price Florida Insured Intermediate Tax-Free Fund (Unaudited)

                                                  For a share outstanding throughout each period
                                       ---------------------------------------------------------------------
                                                                                       March 31, 1993
                                       Six Months Ended       Year Ended        (Commencement of Operations)
                                       August 31, 1995     February 28, 1995        to February 28, 1994
                                       ----------------    -----------------    ----------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................         $10.14              $10.30                     $10.00
                                         ----------         -----------           ----------------
Investment Activities
  Net investment income.............           0.24*               0.43*                      0.37*
  Net realized and unrealized gain
    (loss)..........................           0.30               (0.14)                      0.31
                                         ----------         -----------           ----------------
  Total from Investment
    Activities......................           0.54                0.29                       0.68
                                         ----------         -----------           ----------------
Distributions
  Net investment income.............          (0.24)              (0.43)                     (0.37)
  Net realized gain.................             --               (0.02)                     (0.01)
                                         ----------         -----------           ----------------
  Total Distributions...............          (0.24)              (0.45)                     (0.38)
                                         ----------         -----------           ----------------
NET ASSET VALUE, END OF PERIOD......         $10.44              $10.14                     $10.30
                                         ==========         ===========           ================
------------------------------------------------------------------------------------------------------------
RATIOS / SUPPLEMENTAL DATA
Total Return........................          5.35%               3.01%                      6.84%
Ratio of Expenses to Average Net
  Assets............................          0.60%+*             0.60%*                     0.60%+*
Ratio of Net Investment Income to
  Average Net Assets................          4.58%+              4.38%                      3.57%+
Portfolio Turnover Rate.............          90.0%+             140.5%                      70.6%+
Net Assets, End of Period
  (in thousands)....................       $ 55,024             $51,922                   $ 37,868
------------------------------------------------------------------------------------------------------------

+ Annualized.
* Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through February 28, 1997.